UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Tactile Systems Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tactile Systems Technology, Inc.
3701 Wayzata Boulevard, Suite 300
Minneapolis, Minnesota 55416

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO NOW BE HELD ON MONDAY, MAY 4, 2020

The following Notice of Change of Date, Time and Location (the “Notice”) supplements and relates to the definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2020, regarding the 2020 Annual Meeting of Stockholders of Tactile Systems Technology, Inc. (the “Annual Meeting”).  The Annual Meeting will now be held on Monday, May 4, 2020 at 2:00 p.m. Central Time and in a virtual-only format. This supplement to the proxy statement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 17, 2020.

Except as supplemented by the information contained in this supplement, all of the information set forth in the proxy statement continues to apply and should be considered in voting your shares.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Tactile Systems Technology, Inc.
3701 Wayzata Boulevard, Suite 300
Minneapolis, Minnesota 55416

NOTICE OF CHANGE OF DATE, TIME AND LOCATION OF ANNUAL MEETING OF STOCKHOLDERS NOW TO BE HELD ON TUESDAY, MAY 4, 2020

Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and safety of our stockholders, team members and other meeting participants, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Tactile Systems Technology, Inc. will now be held on Monday, May 4, 2020 at 2:00 p.m. Central Time in a virtual meeting format only. You will not be able to attend the Annual Meeting physically in person and the Annual Meeting will no longer be held on Thursday, May 7, 2020 as originally planned.

Stockholders will have the same opportunities to participate in the Annual Meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website. Stockholders as of the close of business on March 10, 2020, the record date, may participate in and vote at the Annual Meeting by accessing www.virtualshareholdermeeting.com/TCMD2020 and entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials or voting instruction form previously received. Online access to the meeting will begin at 1:45 p.m. Central Time on Monday, May 4, 2020.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to you. Stockholders that have already voted do not need to vote again. The notice of internet availability of proxy materials, proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in date, time and location and may continue to be used to vote your shares in connection with the Annual Meeting. Please note that the deadline to vote by phone or internet is now 11:59 p.m. Eastern Time on May 3, 2020.

If participants encounter any difficulties accessing the virtual meeting during the check-in or meeting time, they should call the technical support number that will be posted on the virtual meeting log-in page.

By Order of the Board of Directors,

Gerald R. Mattys Chief Executive Officer and Director

Minneapolis, MN

April 17, 2020

The Annual Meeting on May 4, 2020, at 2:00 p.m. Central Time, will be accessible at www.virtualshareholdermeeting.com/TCMD2020. The Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

Tactile Medical Announces Change of Date, Time and Location of 2020 Annual Meeting of Stockholders to Virtual-Only Annual Meeting; Announces Updated Timing for First Quarter of Fiscal Year 2020 Financial Results Release and Earnings Conference Call

MINNEAPOLIS—April 17, 2020 (GLOBE NEWSWIRE) —Tactile Systems Technology, Inc. (“Tactile Medical”) (Nasdaq:TCMD), a medical technology company focused on developing medical devices for the at-home treatment of chronic diseases, announced today that the date, time and format of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has changed and will now be held at 2:00 p.m. Central Time on Monday, May 4, 2020 by means of a virtual meeting.  In addition, to accommodate the new date and time of the Annual Meeting, the first quarter of fiscal year 2020 financial results will be released, and the related earnings conference call will now be held before the market opens on Monday, May 4, 2020.

Change in Date, Time and Location of Annual Meeting of Stockholders

Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and safety of its stockholders, team members and other meeting participants, Tactile Medical has changed the date, time and format of its Annual Meeting. The Annual Meeting will now be held on Monday, May 4, 2020, at 2:00 p.m. Central Time, by means of a virtual meeting format only instead of the date, time and location previously disclosed in Tactile Medical’s proxy materials filed with the Securities and Exchange Commission on March 19, 2020. Stockholders will not be able to attend the Annual Meeting in person.

Stockholders will have the same opportunities to participate in the Annual Meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website. Stockholders as of the close of business on March 10, 2020, the record date, may participate in and vote at the Annual Meeting.

Stockholders can attend the Annual Meeting by accessing www.virtualshareholdermeeting.com/TCMD2020 and entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials or voting instruction form stockholders previously received. Online access to the meeting will begin at 1:45 p.m., Central Time, on Monday, May 4, 2020.

Further information regarding the change in date, time and location of the Annual Meeting can be found in the proxy supplement filed by Tactile Medical with the Securities and Exchange Commission on April 17, 2020 and also available on Tactile Medical’s Investor Relations website at https://investors.tactilemedical.com/. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy supplement.

Stockholders that have already voted do not need to vote again. The notice of internet availability of proxy materials, proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in date, time and location and may continue to be used to vote your shares in connection with the Annual

Meeting.  Please note that the deadline to vote by phone or internet is now 11:59 p.m. Eastern Time on May 3, 2020.

If participants encounter any difficulties accessing the virtual meeting during the check-in or meeting time, they should call the technical support number that will be posted on the virtual meeting log-in page.

Updated Timing for First Quarter Fiscal Year 2020 Earnings Release and Conference Call

To accommodate the new date and time of the Annual Meeting, first quarter of fiscal year 2020 financial results will now be released before the market opens on Monday, May 4, 2020. Management will now host a conference call with a question and answer session at 8:00 a.m. Eastern Time on May 4, 2020 to discuss the results of the quarter.

Those who would like to participate may dial 877-407-3088 (201-389-0927 for international callers) and provide access code 13701440. A live webcast of the call will also be provided on the investor relations section of the Company’s website at investors.tactilemedical.com.

For those unable to participate, a replay of the call will be available for two weeks at 877-660-6853 (201-612-7415 for international callers); access code 13701440. The webcast will be archived at investors.tactilemedical.com.

About Tactile Medical

Tactile Medical is a leader in developing and marketing at-home therapy devices that treat chronic swelling conditions such as lymphedema and chronic venous insufficiency. Tactile Medical’s Mission is to help people suffering from chronic diseases live better and care for themselves at home. The Company’s unique offering includes advanced, clinically proven pneumatic compression devices, as well as continuity of care services provided by a national network of product specialists and trainers, reimbursement experts, patient advocates and clinicians. This combination of products and services ensures that tens of thousands of patients annually receive the at-home treatment necessary to better manage their chronic conditions. Tactile Medical takes pride in the fact that our solutions help increase clinical efficacy, reduce overall healthcare costs and improve the quality of life for patients with chronic conditions.

Investor Inquiries:

Mike Piccinino, CFA

Managing Director

Westwicke Partners

443-213-0500

investorrelations@tactilemedical.com